Note 23 - Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of cash and cash equivalents [text block]
23	Cash and cash equivalents

	2022	2021

Bank balances	4,737	17,152
Restricted cash *	1,998	–
Cash and cash equivalents	6,735	17,152
Bank overdrafts used for cash management purposes	(5,239)	(887)
Net cash and cash equivalents	1,496	16,265

*

Cash of $998 (denominated in RTGS$) held by Blanket Mine was earmarked by Stanbic Bank Zimbabwe as a letter of credit in favour of CMSA. The letter of credit was issued by Stanbic Bank Zimbabwe on September 15, 2022 and settled on January 10, 2023. The cash on maturity will be transferred to CMSA’s bank account, denominated in South African Rands.

Caledonia retains at least $1 million as penalty sum, in a bank account for so long as amounts remain outstanding on the loan notes payable. Refer to notes 30 for more information.

Overdraft facilities	Date drawn	Expiry	Repayment terms	Principal value	Interest rate
Stanbic Bank - RTGS$ denomination	September 2021	February 2024	On demand	300,000,000	210%
Stanbic Bank - USD denomination	December 2021	February 2024	On demand	1,000,000	10%
CABS Bank of Zimbabwe - USD denomination	April 2022	November 2023	On demand	2,000,000	*12.33%
Ecobank - USD denomination	November 2022	October 2023	On demand	5,000,000	6.5%

*	Interest charges on this facility is as a rate of the 3 month Secured Overnight Funding Rates (“SOFR”) plus a margin of 7.75% per annum. The SOFR as at December 31, 2022 was 4.58%.

Subsequent to year end the Stanbic Bank Zimbabwe $1 million increased to $4 million and the Ecobank facility increased to $7 million both on the same terms as in the table above. Nedbank Zimbabwe extended an unsecured $7 million overdraft facility to Blanket in 2023. Before approval of these consolidated financial statements $4.5 million of bonds were issued.